UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Paul Fearday
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-5569
Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

Annual Report
March 31, 2016

AlphaClone Alternative Alpha ETF
Ticker: ALFA

AlphaClone Alternative Alpha ETF

AlphaClone Alternative Alpha ETF

Dear ALFA Shareholders,

I would like to start by thanking you for your investment in the AlphaClone Alternative Alpha ETF (ALFA).  This is the Annual Report to Shareholders that covers the period April 1, 2015 through March 31, 2016.

For the fiscal year ended March 31, 2016, the ALFA market price return was -25.89% and its NAV return was -25.76%.  During the same time period, the S&P 500 Index (“SPX”), a broad market index, had a total return of 1.78%.  Since the Fund’s inception on May 30, 2012 to March 31, 2016, the Fund’s total return was 8.33% annualized vs. a total return of 14.88% annualized for the SPX.  The Index which underlies the Fund is designed to favor investments by hedge fund and institutional investors based on the efficacy of replicating their publicly disclosed positions and selecting the high conviction equities from those managers with the highest rankings.  The underperformance vs. SPX over the past year was primarily driven by the Index’s overweight exposure to healthcare and biotechnology companies as compared to the SPX.  In addition, the Index’s built-in dynamic hedge was triggered twice over the past year and also contributed to the relative under performance.  Through March 31, 2016, the Index saw a drawdown from peak of 27%, three-fourths of which was attributable to the Index’s stock selection and one-fourth attributable to the hedge.

The methodology of the Index is designed to continuously score the world’s most established investment managers based on the efficacy of following their publicly disclosed holdings.  This approach allows the Index to continually adjust and reflect the collective sentiment of managers it tracks.  The Fund’s biggest winners came from Axovant Sciences Ltd. returning 59.01%, Time Warner Cable returning 36.99% and NVR Inc. returning 30.27%.  The Fund’s biggest losers for the year were Valeant Pharmaceuticals Intl. returning -86.63% and Clovis Oncology Inc. returning -77.74%.

The Index underlying the Fund is also built to automatically hedge should the markets sour over a protracted period (multiple months).  The Index’s dynamic hedge is triggered when SPX closes below its 200-day moving average at any month end.  When the hedge is triggered the Index will move to an SPX neutral posture until SPX closes above its 200-day moving average at any month end.  While we believe this should provide a hedge against a protracted market down-cycle, the strategy could still be susceptible to sudden, dramatic shocks and reversals such as those that occurred during the August to October 2015 period and again during the January to March 2016 period.

Thank you again for the confidence you have placed in us and for the opportunity to manage your assets in the Fund.

Sincerely,

J. Garrett Stevens
Chief Executive Officer
Exchange Traded Concepts

AlphaClone Alternative Alpha ETF

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Investments involve risk. Principal loss is possible. The AlphaClone Alternative Alpha ETF (the “Fund”) has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested in a security. Investments by the Fund in derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income. The performance of the Fund may diverge from that of the Index. Because the Fund employs a representative sampling strategy and may also invest up to 20% of its assets in securities that are not included in the Index, or may overweight or underweight certain components of the Index, it may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of securities included in, the Index, regardless of their investment merits. Outside the Index construction rules, the Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

AlphaClone, Inc. (the “Index Provider”) and the Fund are in no way affiliated with the hedge funds and/or institutional investors whose public filings are utilized to derive the Index’s constituents. Public filings may not disclose all an investment manager’s positions.

The AlphaClone Hedge Fund Downside Hedged Index (the “Index”) represents equity securities that are favored by hedge funds and institutional investors in their public disclosures. The Index is equal weighted with an overlap bias which gives a security held by twice the number of managers twice the weight. The index is reconstituted quarterly and can vary between being long only and market neutral. The Index’s adjustment in long/short positions does not guarantee against market loss. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Opinions expressed are those of the Fund manager and are subject to change, are not guaranteed and should not be considered investment advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

Exchange Traded Concepts LLC is the Adviser to AlphaClone Alternative Alpha ETF which is distributed by Quasar Distributors LLC. Quasar is not affiliated with Exchange Traded Concepts LLC or AlphaClone, Inc.

AlphaClone Alternative Alpha ETF

Growth of $10,000
(Unaudited)

		Since
Average Returns		Inception
Period Ending March 31, 2016	1 Year	5/30/12
AlphaClone Alternative Alpha ETF – NAV	(25.76)%	8.33%
AlphaClone Alternative Alpha ETF – Market	(25.89)%	8.32%
AlphaClone Hedge Fund Downside Hedged Index	(25.34)%	9.16%
S&P 500 Index	1.78%	14.88%

This chart illustrates the performance of the hypothetical $10,000 investment made on May 30, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestments of capital gains and dividends.

AlphaClone Alternative Alpha ETF

PORTFOLIO ALLOCATION
As of March 31, 2016 (Unaudited)

Percentage of
Sector	Net Assets
Manufacturing	40.6%
Information	22.8
Finance and Insurance	15.4
Retail Trade	13.3
Short-Term Investments	4.4
Transportation and Warehousing	3.3
Professional, Scientific, and Technical Services	3.2
Construction	2.3
Accommodation and Food Services	2.2
Utilities	1.3
Wholesale Trade	1.1
Administrative, Support, Waste Management
and Remediation Services	0.9
Liabilities in Excess of Other Assets	(10.8)
Total	100.0%

AlphaClone Alternative Alpha ETF

SCHEDULE OF INVESTMENTS
March 31, 2016

Shares		Value

	COMMON STOCKS – 101.7%

	Accommodation and Food Services – 2.2%
15,742	Darden Restaurants, Inc.+	$1,043,695
8,537	McDonald’s Corporation+	1,072,930
		2,116,625

	Administrative, Support, Waste Management
	and Remediation Services – 0.9%
111,322	Angie’s List, Inc. (a)+	898,369

	Construction – 2.3%
23,797	Lennar Corporation+	1,150,823
626	NVR, Inc. (a)+^	1,084,482
		2,235,305

	Finance and Insurance – 11.9%
14,937	Berkshire Hathaway, Inc. (a)+	2,119,261
7,058	Cigna Corporation+	968,640
5,150	Credit Acceptance Corporation (a)+^	934,982
5,591	Humana, Inc.+	1,022,873
17,562	JP Morgan Chase & Company+	1,040,022
28,690	Lazard, Ltd.+	1,113,172
13,517	Medtronic plc+	1,013,775
27,320	Visa, Inc.+	2,089,434
54,368	Western Union Company+	1,048,759
		11,350,918

	Information – 21.6%
4,334	Alphabet, Inc. (a)+	3,228,614
30,803	Cablevision Systems Corporation+	1,016,499
20,922	CBS Corporation+	1,152,593
5,482	Charter Communications, Inc. (a)+^	1,109,721
9,313	Facebook, Inc. (a)+	1,062,613
66,900	GTT Communications, Inc. (a)+	1,106,526
20,395	Level 3 Communications, Inc. (a)+	1,077,876
27,550	Liberty Global plc (a)+	1,034,778
98,625	Microsoft Corporation+	5,447,059
7,422	NetEase, Inc. – ADR+	1,065,651
43,322	Qlik Technologies, Inc. (a)+	1,252,872
5,187	Time Warner Cable, Inc.+	1,061,364

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

SCHEDULE OF INVESTMENTS
March 31, 2016 (Continued)

Shares		Value

	COMMON STOCKS (Continued)

	Information (Continued)
15,093	Time Warner, Inc.+	$1,094,997
		20,711,163

	Manufacturing – 40.6%
12,470	ABIOMED, Inc. (a)+	1,182,281
136,061	Achillion Pharmaceuticals, Inc. (a)+	1,050,391
20,760	Allergan plc (a)+	5,564,303
41,401	Apple, Inc.+	4,512,295
60,273	AtriCure, Inc. (a)+	1,014,395
25,131	Baxter International, Inc.+	1,032,381
16,077	Bristol-Myers Squibb Company+	1,026,999
7,413	Broadcom, Ltd.+^	1,145,309
16,464	Celanese Corporation – Series A+	1,078,392
14,056	Constellation Brands, Inc.+	2,123,721
5,178	CR Bard, Inc.+	1,049,425
13,852	Eli Lilly & Company+	997,483
38,300	EMC Corporation+	1,020,695
7,325	General Dynamics Corporation+	962,285
33,807	General Motors Company+	1,062,554
22,877	Gilead Sciences, Inc.+	2,101,481
121,305	Horizon Pharma plc (a)+	2,010,024
18,924	Jarden Corporation (a)+	1,115,570
9,487	Johnson & Johnson+	1,026,493
30,833	Prothena Corporation plc (a)+^	1,269,086
47,189	Qiagen NV (a)+	1,054,202
43,610	Spirit AeroSystems Holdings, Inc. (a)+	1,978,150
4,666	TransDigm Group, Inc. (a)+	1,028,106
18,498	US Concrete, Inc. (a)+	1,102,111
49,255	Valeant Pharmaceuticals International, Inc. (a)+	1,295,406
		38,803,538

	Professional, Scientific, and Technical Services – 3.2%
6,950	Amgen, Inc.+	1,042,014
11,219	Cimpress NV (a)+	1,017,451
13,603	Incyte Corporation (a)+	985,809
		3,045,274

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

SCHEDULE OF INVESTMENTS
March 31, 2016 (Continued)

Shares		Value

	COMMON STOCKS (Continued)

	Retail Trade – 13.3%
12,480	Amazon.com, Inc. (a)+	$7,408,627
7,989	Home Depot, Inc.+	1,065,972
6,389	McKesson Corporation+	1,004,670
17,899	Ross Stores, Inc.+	1,036,352
9,169	Signet Jewelers, Ltd.+	1,137,231
12,597	Walgreens Boots Alliance, Inc.+	1,061,172
		12,714,024

	Transportation and Warehousing – 3.3%
20,737	Delta Air Lines, Inc.+	1,009,477
23,123	Hawaiian Holdings, Inc. (a)+	1,091,174
17,501	United Continental Holdings, Inc. (a)+	1,047,610
		3,148,261

	Utilities – 1.3%
93,410	NRG Energy, Inc.+	1,215,264

	Wholesale Trade – 1.1%
12,416	Procter & Gamble Company+	1,021,961
	TOTAL COMMON STOCKS
	(Cost $101,319,395)	97,260,702

	REAL ESTATE INVESTMENT TRUSTS – 4.7%

	Information – 1.2%
3,276	Equinix, Inc.+	1,083,406

	Finance and Insurance – 3.5%
16,229	Simon Property Group, Inc.+	3,370,601
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost $3,886,380)	4,454,007

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

SCHEDULE OF INVESTMENTS
March 31, 2016 (Continued)

Shares		Value
	SHORT-TERM INVESTMENTS – 4.4%
3,416,571	Invesco Short Term Investment Trust –
	Liquid Assets Portfolio, Institutional Class, 0.45%*	$3,416,571
774,929	First American Prime
	Obligation Fund, Class Z, 0.31%*#	774,929
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,191,500)	4,191,500
	Total Investments – 110.8% (Cost $109,397,275)	105,906,209
	Liabilities in Excess of Other Assets – (10.8)%	(10,308,221)
	NET ASSETS – 100.0%	$95,597,988

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Rate shown is the annualized seven-day yield as of March 31, 2016.
(a)	Non-income producing security.
+	All or a portion of the security has been committed as collateral for securities sold short.
^	All or portion of this security is on loan as of March 31, 2016. Total value of securities on loan is $758,321.
#	Investment purchased with cash proceeds from securities lending. Total cash collateral has a value of $775,104 as of March 31, 2016.

SCHEDULE OF SECURITIES SOLD SHORT
March 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS – 104.7%
486,695	SPDR S&P 500 ETF Trust	$100,045,024
	TOTAL EXCHANGE TRADED FUNDS
	(Proceeds $97,942,487)	100,045,024
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $97,942,487)	$100,045,024

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

STATEMENT OF ASSETS AND LIABILITIES
At March 31, 2016

ASSETS
Investments in securities, at value (Cost $109,397,275)+	$105,906,209
Deposits at broker for securities sold short	91,086,484
Dividends and interest receivable	31,129
Cash	3,996
Securities lending receivable	1,236
Total assets	197,029,054

LIABILITIES
Securities sold short, at value (proceeds $97,942,487)	100,045,024
Collateral received for securities on loan	775,104
Dividends payable	528,760
Management fees payable	81,342
Broker interest and fees payable	836
Total liabilities	101,431,066

NET ASSETS	$95,597,988

Net assets consist of:
Paid-in capital	$142,376,396
Undistributed (accumulated) net investment income (loss)	(47,478)
Accumulated net realized gain (loss) on
investments and securities sold short	(41,137,327)
Net unrealized appreciation (depreciation) on investments
and securities sold short	(5,593,603)
Net assets	$95,597,988

Net asset value:
Net assets	$95,597,988
Shares outstanding^	2,850,000
Net asset value, offering and redemption price per share	$33.54

^	No par value, unlimited number of shares authorized.
+	Including securities on loan of $758,321.

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

STATEMENT OF OPERATIONS
Year Ended March 31, 2016

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $238)	$2,216,869
Interest	3,198
Securities lending income	1,236
Total investment income	2,221,303

EXPENSES
Dividend expense	1,525,464
Management fees	1,419,373
Broker interest expense	330,676
Total expenses	3,275,513
Net investment income (loss)	(1,054,210)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(22,104,228)
Securities sold short	(13,462,759)
Change in unrealized appreciation (depreciation) on:
Investments	(8,939,109)
Securities sold short	(2,102,537)
Net realized and unrealized gain (loss) on
investments and securities sold short	(46,608,633)
Net increase (decrease) in net assets
resulting from operations	$(47,662,843)

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
OPERATIONS
Net investment income (loss)	$(1,054,210)	$(121,951)
Net realized gain (loss) on investments
and securities sold short	(35,566,987)	10,065,302
Change in unrealized appreciation
(depreciation) on investments and
securities sold short	(11,041,646)	5,920,681
Net increase (decrease) in net assets
resulting from operations	(47,662,843)	15,864,032

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(8,998)
Total distributions to shareholders	—	(8,998)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	133,607,915	228,110,880
Payments for shares redeemed	(121,367,730)	(200,432,300)
Net increase (decrease) in net assets
derived from capital share
transactions (a)	12,240,185	27,678,580
Net increase (decrease) in net assets	(35,422,658)	43,533,614
NET ASSETS
Beginning of year	$131,020,646	$87,487,032
End of year	$95,597,988	$131,020,646
Undistributed (accumulated) net
investment income (loss)	$(47,478)	$(237,736)

(a)	A summary of capital share transactions is as follows:

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
	Shares	Shares
Subscriptions	3,000,000	5,500,000
Redemptions	(3,050,000)	(4,900,000)
Net increase (decrease)	(50,000)	600,000

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013(1)
Net asset value,
beginning of year/period	$45.18	$38.04	$30.81	$25.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.29)	(0.06)	0.03	0.09
Net realized and unrealized
gain (loss) on investments	(11.35)	7.20	7.58	5.78
Total from investment operations	(11.64)	7.14	7.61	5.87

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	—	— (5)	— (5)	(0.06)
Net realized gain	—	—	(0.38)	—
Total distributions	—	—	(0.38)	(0.06)

Net asset value, end of year/period	$33.54	$45.18	$38.04	$30.81

Total return	(25.76)%	18.78%	24.79%	23.51	%(3)

SUPPLEMENTAL DATA:
Net assets at end
of year/period (000’s)	$95,598	$131,021	$87,487	$10,782

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	2.19%	0.95%	0.95%	0.95	%(4)
Ratio of expenses excluding dividend
and interest expense on short
positions to average net assets	0.95%	0.95%	0.95%	0.95	%(4)
Net investment income
to average net assets	(0.70)%	(0.14)%	0.08%	0.35	%(4)
Net investment income excluding
dividend and interest
expense on short positions
to average net assets	0.54%	(0.14)%	0.08%	0.35	%(4)

Portfolio turnover rate(6)	194%	78%	66%	205	%(3)

(1)	Commencement of operations on May 30, 2012.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Less than $0.005 per share.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

AlphaClone Alternative Alpha ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2016

NOTE 1 – ORGANIZATION

AlphaClone Alternative Alpha ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS”) (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the price and yield, before fees and expenses, of the AlphaClone Hedge Fund Downside Hedged Index (the “Index”). The Fund commenced operations on May 30, 2012.

Shares of the Fund are listed and traded on NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $200. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction.  There were no variable fees received for the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.  Shares of the Fund have equal rights and privileges.

AlphaClone Alternative Alpha ETF
NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance for the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, exchange traded funds, exchange traded notes, real estate investment trusts and securities sold short that are traded on a national securities exchange, except those listed on the NASDAQ Global Market¨ (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in other mutual funds, including money market funds, are valued at their net asset value per share.

Short-Term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board.  The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

AlphaClone Alternative Alpha ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AlphaClone Alternative Alpha ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2016:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$97,260,702	$—	$—	$97,260,702
Real Estate
Investment Trusts	4,454,007	—	—	4,454,007
Short-Term
Investments	4,191,500	—	—	4,191,500
Total Investments
in Securities	$105,906,209	$—	$—	$105,906,209

Liabilities – Securities
Sold Short^	Level 1	Level 2	Level 3	Total
Exchange
Traded Funds	$100,045,024	$—	$—	$100,045,024
Total Liabilities –
Securities Sold Short	$100,045,024	$—	$—	$100,045,024

^ See Schedule of Investments for breakout of investments by sector classification.

Transfers between levels are recognized at the end of the reporting period. During the year ended March 31, 2016, the Fund did not recognize any transfers to or from Levels 1, 2, or 3.

B.
Federal Income Taxes. The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended March 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.

As of and during the year ended March 31, 2016, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended March 31, 2016, the Fund did not incur any interest or penalties.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date. Interest income is

AlphaClone Alternative Alpha ETF
NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Publicly Traded Partnerships generally are comprised of ordinary income and return of capital from the partnerships. The Fund allocates distributions between investment income and return of capital based on estimates. Such estimates are based on information provided by each partnership and other industry sources. These estimates may subsequently be revised based on actual allocations received from partnerships after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Short Positions. The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statement of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund maintains segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued

AlphaClone Alternative Alpha ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

consistent with Note 2 A above. The Fund’s deposits at broker for securities sold short is with one major security dealer.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities by the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to net operating losses, redemptions in kind, partnerships, dividend expenses and future foreign investment expenses. For the year ended March 31, 2016, the following table shows the reclassifications made:

Undistributed Net
Investment	Accumulated Net Realized
Income/(Loss)	Gain/(Loss)	Paid-In Capital
$1,244,468	$(3,234,089)	$1,989,621

During the year ended March 31, 2016, the Fund realized $3,079,395 in net capital gains resulting from in-kind redemptions, in which shareholders

AlphaClone Alternative Alpha ETF
NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

J.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to March 31, 2016, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Exchange Traded Concepts, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary management fee. For services provided to the Fund, the Fund pays the Adviser 0.95% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent and accountants. USBFS also serves as the transfer agent and fund accountant to the Fund.  U.S. Bank N.A. (the “Custodian”), an affiliate of USBFS, serves as the Fund’s custodian and securities lending agent.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

AlphaClone Alternative Alpha ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

NOTE 4 – SECURITIES LENDING

The Fund may lend up to 33⅓% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Custodian, who also serves as the securities lending agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of March 31, 2016, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of March 31, 2016, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan	Collateral Received*
$758,321	$775,104

*	The cash collateral received was invested in the First American Prime Obligation Fund, Class Z as shown on the Schedule of Investments, a money market fund with an overnight and continuous maturity.

Fees and interest income earned on collateral investments and recognized by the Fund during the year ended March 31, 2016 were $1,236.

Offsetting Assets and Liabilities. The Fund is subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the arrangements subject to offsetting as of March 31, 2016:

AlphaClone Alternative Alpha ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

		Gross	Net
		Amounts	Amounts
	Gross	Offset	Presented
	Amount	in the	in the
	of	Statement	Statement
	Recognized	of Assets &	of Assets &	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Received	Amount
Securities Lending	$775,104	$—	$775,104	$775,104	$—

NOTE 5 – PURCHASES AND SALES OF SECURITIES

During the year ended March 31, 2016, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $283,257,203 and $298,064,764, respectively.

During the year ended March, 31, 2016, there were no purchases or sales of U.S. Government securities.

During the year ended March 31, 2016, in-kind transactions associated with creations and redemptions were $132,971,464 and $113,773,759, respectively.

NOTE 6 – INCOME TAX INFORMATION

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at March 31, 2016 were as follows:

Tax cost of investments	$110,637,440
Gross tax unrealized appreciation	4,905,992
Gross tax unrealized depreciation	(9,637,223)
Net unrealized appreciation/(depreciation)	(4,731,231)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain/(loss)	(42,047,177)
Total accumulated gain/(loss)	$(46,778,408)

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales.

As of March 31, 2016, the Fund deferred, on a tax-basis, post-October capital losses of $25,745,430 and late-year ordinary losses of $875,062.

As of March 31, 2016, the Fund had a short-term capital loss carryforward of $13,719,110 and long-term capital loss carryforward of $432,622. These amounts do not have an expiration date.

AlphaClone Alternative Alpha ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Continued)

The tax character of distributions paid by the Fund during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
Ordinary Income	$ —	$8,998

AlphaClone Alternative Alpha ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaClone Alternative Alpha ETF and
Board of Trustees of ETF Series Solutions

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of AlphaClone Alternative Alpha ETF (the “Fund”), a series of ETF Series Solutions, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AlphaClone Alternative Alpha ETF as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 31, 2016

AlphaClone Alternative Alpha ETF

TRUSTEES AND OFFICERS
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

				Number of	Other
		Term of		Portfolios	Directorships
		Office and		in Fund	Held by
Name	Position	Length of		Complex	Trustee
and Year	Held with	Time	Principal Occupation(s)	Overseen	During Past
of Birth	the Trust	Served	During Past 5 Years	by Trustee	5 Years

Interested Trustee

Michael A. Castino	Trustee	Indefinite	Senior Vice President,	14	None
Born: 1967	and	term;	USBFS (since 2013);
	Chairman	Trustee	Managing Director of
		since	Index Services, Zacks
		2014;	Investment Management
		Chairman	(2011–2013);
		since	Vice President,
		2013	Marco Polo Network
(financial services firm)
(2009–2011).

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	Retired; formerly Chief	14	Independent
Born: 1946	Indepen-	term;	Financial Officer,		Trustee,
	dent	since	Robert W. Baird & Co.		Managed
	Trustee	2012	Incorporated (2000–2011).		Portfolio
	and				Series (35
	Audit				portfolios);
	Committee				Director,
	Chairman				Anchor
Bancorp
Wisconsin,
Inc.
(2011–2013).

Ronald T. Beckman, CPA	Trustee	Indefinite	Retired; formerly	14	None
Born: 1947	and	term;	Partner specializing in
	Nominating	since	investment management,
	Committee	2012	PricewaterhouseCoopers
	Chairman		LLP (1972–2004).

David A. Massart	Trustee	Indefinite	Co-Founder and Chief	14	Independent
Born: 1967		term;	Investment Strategist,		Trustee,
		since	Next Generation Wealth		Managed
		2012	Management, Inc.		Portfolio
			(since 2005).		Series
(35
portfolios).

AlphaClone Alternative Alpha ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business.  The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time
of Birth	the Fund	Served	Principal Occupation(s) During Past Five Years

Principal Officers of the Trust

Paul R. Fearday, CPA	President	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
Born: 1979	and	term;	(since 2008); Manager, PricewaterhouseCoopers LLP
	Assistant	President	(accounting firm) (2002–2008).
	Treasurer	and
Assistant
Treasurer
since 2014
(other roles
since 2013)

Michael D. Barolsky, Esq.	Vice	Indefinite	Vice President, USBFS (since 2012); Associate,
Born: 1981	President	term;	Thompson Hine LLP (law firm) (2008–2012).
	and	since 2014
	Secretary	(other roles
since 2013)

James R. Butz	Chief	Indefinite	Senior Vice President, USBFS (since 2014); Assistant
Born: 1982	Compliance	term;	Vice President, USBFS (2011-2014); Operations
	Officer	since 2015	Manager, USBFS (2007-2011).

Kristen M. Weitzel, CPA	Treasurer	Indefinite	Vice President, USBFS (since 2011); Manager,
Born: 1977		term;	PricewaterhouseCoopers LLP (accounting firm)
		since 2014	(2005–2011).
(other roles
since 2013)

Stacie L. Lamb, Esq.	Assistant	Indefinite	Assistant Vice President, USBFS (since 2013);
Born: 1982	Secretary	term;	Compliance Representative, Quasar Distributors, LLC
		since	(2011-2013).
2015

The Statement of Additional Information includes additional information about the Trustees as is available without charge, up on request, by calling toll free (800)-617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphaclonefunds.com.

AlphaClone Alternative Alpha ETF

EXPENSE EXAMPLE
For the Six Months Ended March 31, 2016 (Unaudited)

As a shareholder of AlphaClone Alternative Alpha ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	October 1, 2015	March 31, 2016	During the Period(1)
Actual(2)	$1,000.00	$ 829.70	$ 9.74
Hypothetical (5% annual	$1,000.00	$1,025.00	$10.78
return before expenses)(3)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio, 2.13%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 183 days, and divided by the number of days in the most recent twelve month period, 366 days.

(2)	Excluding dividends and interest on securities sold short, your actual cost of investing in the Fund would be $4.35 and the Fund’s annualized expense ratio would be 0.95%.
(3)	Excluding dividends and interest on securities sold short, your hypothetical cost of investing in the Fund would be $4.81 and the Fund’s annualized expense ratio would be 0.95%.

AlphaClone Alternative Alpha ETF

FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended March 31, 2016, certain dividends paid by the Fund may be subject to maximum rate of 20%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.alphaclonefunds.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphaclonefunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trades on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphaclonefunds.com.

(This Page Intentionally Left Blank.)

Adviser
Exchange Traded Concepts, LLC
10900 Hefner Point Drive, Suite 207
Oklahoma City, Oklahoma 73120

Sub-Adviser
Vident Investment Advisory, LLC
89 Headquarters Plaza, North Tower, Suite 334
Morristown, New Jersey 07960

Index Provider
AlphaClone, Inc.
One Market Street
Steuart Tower, Suite 1208
San Francisco, California 94105

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

AlphaClone Alternative Alpha ETF
Symbol – ALFA
CUSIP – 26922A305

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President (principal executive officer) and Treasurer (principal financial officer). The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2016	FYE 03/31/2015
Audit Fees	$14,000	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2016	FYE 03/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2016	FYE 03/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Ronald T. Beckman, David A. Massart, Leonard M. Rush.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title)  /s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date     June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Paul R. Fearday
  Paul R. Fearday, President (principal executive officer)

Date     June 6, 2016

By (Signature and Title)* /s/ Kristen M. Weitzel
  Kristen M. Weitzel, Treasurer (principal financial officer)

Date     June 6, 2016

* Print the name and title of each signing officer under his or her signature.